                                                                   EXHIBIT 10.16

                                              Introduced February 10, 1998, by
                                              Councilwoman Williams, seconded by
                                              Councilwoman Levy (by request)

                               RESOLUTION R98-D4

        A resolution authorizing the transfer of the City of Slidell Cable TV Franchise Agreement with Time Warner and its Cable TV system and Franchise Agreement to Renaissance Media Holdings LLC, subject to conditions set out herein.

        WHEREAS, pursuant to Ordinance No. 2550 adopted March 8, 1994, the City of Slidell entered into a Cable Franchise Agreement with Cablevision Industries of Louisiana Partnership, a/k/a Cablevision Industries (CVI); and

        WHEREAS, CVI notified the City of Slidell that it has entered into a merger agreement with Time Warner, and thereupon the City adopted Resolution R95--23 approving said merger, and

        WHEREAS, TWI Cable, Inc., the ultimate parent entity of Franchisee, has negotiated an asset purchase agreement with Renaissance Media Holdings LLC, pursuant to which Franchisee will transfer to Renaissance Media LLC, an affiliate of Holdings, substantially all of the assets of its cable television system serving the Franchising Authority, including its rights under the Franchise; and

        WHEREAS, it is required that upon the assignment or transfer, Renaissance Media Holdings LLC acknowledges the existing Franchise Agreement and accepts the terms contained therein, and will perform all conditions thereof by executing a formal Acceptance of Franchise with the City as attached hereto; and

        WHEREAS, on April 26, 1994, Ordinance No. 2556 was adopted establishing customer service standards for Cable TV providers.

        NOW THEREFORE BE IT RESOLVED that the Slidell City Council does hereby authorize the transfer of a non-exclusive Cable TV franchise from Time Warner to Renaissance Media Holdings LLC.

        BE IT FURTHER RESOLVED that the Mayor of the City of Slidell is authorized to execute documents in connection therewith.

        BE IT FINALLY RESOLVED that all said customer service standards adopted by Ordinance No. 2556 shall be complied with by Renaissance Media Holdings LLC.

RESOLUTION R98-04
PAGE 2

          ADOPTED this 10th day of February, 1998.

                                       /s/ Pearl Williams
                                       Pearl Williams
                                       President
                                       Councilwoman, District G

/s/ Davis Dautreuil
Davis Dautreuil
Council Administrator/Clerk of the Council



                                                                  CERTIFIED
                                                                  TRUE COPY

                                                            /s/ Davis Dautreuil
                                                          ----------------------
                                                          Council Administrator/
                                                           Clerk of the Council

          THE FOLLOWING RESOLUTION WAS INTRODUCED BY COUNCIL MEMBER FOUQUIER:
          AND SECONDED FOR ADOPTION BY COUNCIL MEMBER McGUIRE

                              RESOLUTION NO. 98-5

          A RESOLUTION OF THE CITY COUNCIL OF THE CITY OF MANDEVILLE ACKNOWLEDGING THE TRANSFER OF THE FRANCHISE OF ITS CABLE TELEVISION SYSTEM TO RENAISSANCE MEDIA LLC

          WHEREAS, by ordinance 90-27, adopted January 11, 1991, the City of Mandeville, Louisiana ("Franchising Authority") granted a cable television franchise (the "Franchise") to LaFourche Communications, Inc. ("Franchisee"); and

          WHEREAS, Franchisee has transferred the assets of its cable television system serving the Franchising Authority (the "System") to Cablevision Industries of Louisiana Partnership ("CILP"), a general partnership of which Franchisee is a general partner; and

          WHEREAS, TWI Cable, Inc. the ultimate parent entity of Franchisee and CILP, has negotiated an asset purchase agreement with renaissance Media Holdings LCL ("Holdings")(the "Agreement"), pursuant to which CILP will transfer to Renaissance Media LLC, an affiliate of Holdings ("Renaissance") substantially all of the assets of the System, including its right under the Franchise; and

          WHEREAS, Franchisee and Renaissance have filed a Form 394 (the "Transfer Application"); and

          WHEREAS, the Franchise requires that Franchising Authority grant its consent to an assignment of the Franchise, which consent shall not be unreasonably withheld; and

          WHEREAS, Franchisee, CILP and Renaissance have requested that Franchising Authority consent to the assignment and transfer of the Franchise
(1) by Franchisee to CILP, and immediately thereafter, (ii) by CILP to Renaissance; and

          WHEREAS, Franchising Authority has reviewed the Transfer Application, examine the legal, financial and technical qualifications of Renaissance, followed all required procedures to consider and act upon the Transfer Application, and considered the comments of all interested parties; and

          WHEREAS, the Franchise is in full force and effect without default thereunder by Franchisee as of the date hereof in accordance with it terms and conditions as set forth therein, and Renaissance has agreed to comply with the Franchise and applibe Franchise and the System from time to time on or after the closing date of the transfer in order to secure the present and future indebtedness of Renaissance.

          NOW, THEREFORE, BE IT RESOLVED that the City Council of the City of
Mandeville:

          1. Franchising Authority acknowledges that it has received a complete Transfer Applications.

          2. Franchising Authority does hereby consent to the transfer of the Franchise and all of grantee's rights, powers and privileges under the Franchise (1) from Franchisee to CILP, and immediately thereafter, (ii) form CILP to Renaissance.

          3. The foregoing consent to the transfer and assignment of the Franchise shall be effective upon the consummation of the transfer of the assets of the System to Renaissance, at which time Franchising Authority shall automatically release each of Franchisee and CILP and their respective predecessors from all obligations and liabilities under the Franchise that relate to periods from and after such date. Notice of the date of such consummation shall be given to Franchising Authority.

          4. Franchising Authority hereby consents to a transfer of the Franchise or control related thereto to any entity controlling, controlled by or under common control with Renaissance.

          5. Renaissance is authorized to pledge, mortgage, transfer in trust and otherwise hypothecate the property and assets used or held for use in connection with the ownership and operation of the System, including the Franchise, and the parties owning or controlling Renaissance are authorized to pledge, mortgage, transfer in trust an otherwise hypothecate their equity interest in Renaissance as collateral security for such loans and financing (or for guarantees of such loans and financing) as may be incurred or assumed by Renaissance from time to time in connection with the ownership and operation of the System.

     6. Franchising Authority hereby confirms that, to its knowledge: (a) the Franchise in ___ is currently the valid holder and authorized grantee of the
Franchise: (c) Franchisee is in compliance in all material respects with the Franchise; and (d) no event has occurred or exists that would constitute a default under the Franchise or that would permit Franchising Authority to revoke or terminate the Franchise. Subject to compliance with the terms of this Resolution, all action necessary to approve the transfer of the franchise to Renaissance has been duly and validly taken.

     With the above resolution having been properly introduced and duly seconded, the vote was as follows:

     AYES:         5 (FOUQUIER, BOETTNER, GLEASON, McGUIRE, BECHAC)
     NAYS:         0
     ABSENT:       0
     ABSTENTIONS:  0

and the resolution was declared adopted this 22nd Day of January, 1998.
                                             ----        -------


/s/ Lori H. Spranley                   /s/ Denis P. Bechac
------------------------               -------------------------
Lori H. Spranley                       Denis P. Bechac
Clerk of Council                       Mayor Pro Tem